As filed with the Securities and Exchange Commission on October 10, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ☒

(File No. 2-91312)

Pre-Effective Amendment No. __

Post-Effective Amendment No.  52

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         ☒

(811-04033)

Amendment No.  53

SIT MUTUAL FUNDS II, INC.

(Exact Name of Registrant as Specified in Charter)

3300 IDS Center, Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223 (Registrants’ Telephone Number, including Area Code)

Kelly K. Boston, Esq.

Sit Mutual Funds

3300 IDS Center

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.

Dorsey & Whitney, LLP

50 South 6th Street, Suite 1500

Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (specify date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (specify date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on December 31, 2012 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

December 31, 2012

SIT MUTUAL FUNDS:

Quality Income Fund – [Symbol]

Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors. Each Fund has a distinctive investment objective and risk/reward profile. This Prospectus describes the Sit Quality Income Fund, a fund that is a part of the Sit Mutual Fund family.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Fund seeks high current income and safety of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Acquired Fund Fees and Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.90%

(1)	Reflects the pro-rata share of the fees and expenses of the acquired funds in which the Fund invests. The Fund’s inception date is December 31, 2012, therefore there are no acquired fund fees and expenses to report.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1-Year	3-Years	5-Years	10-Years
$92	$288	$500	$1,112

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. The Fund’s inception date was December 31, 2012 therefore there is no turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing under normal market conditions at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities.

The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities. The balance of the Fund’s assets will be invested in investment grade debt securities issued by corporations and municipalities, and mortgage and other asset backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Fund’s investment adviser (the “Adviser”). The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.

The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U. S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.

The Fund may invest in securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser. The Fund may seek to hedge the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.

In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector. The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 2 years. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with shorter durations are typically less sensitive to changes in interest rates.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

>	Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

>	Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

>	Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

>	Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>	Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

>	Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

>	Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

>	U.S. Government Securities Risk: Securities purchased by the Fund issued by Fannie Mae and Freddie Mac are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

>	Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

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HISTORICAL PERFORMANCE

The Fund’s inception was December 31, 2012 and therefore there is no performance information to report at this time. For current performance information, call 1-800-332-5580 or visit www.sitfunds.com. The Fund’s past performance does not necessarily indicate how it will perform in the future.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Michael C. Brilley, Senior Vice President.

Bryce A. Doty, Vice President – Investments.

Mark H. Book, Vice President – Investments.

Chris M. Rasmussen, Vice President and Portfolio Manager of Sit Fixed Income Advisors II, LLC

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in the Prospectus.

TAX INFORMATION

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested. Distributions paid from the Fund’s net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. The Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds. If, however, you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s investment objective and its principal investment strategies and risks are described under “Summary Information About The Fund.” This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objective and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. These policies are described in the Statement of Additional Information. In seeking to achieve its investment objective, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information.

HOW THE FUND INVESTS

The Fund’s experienced management team bases its investment decisions on its economic and interest rate forecasts; its evaluation of a security’s attributes such as prepayment risk, yield, maturity, and liquidity; and the Fund’s characteristics such as average duration and diversification. Decisions to buy and sell securities are based on the management team’s best judgment to seek to achieve the Fund’s investment objective.

The investment objective of the Fund is to seek high current income and safety of principal. The Fund seeks to achieve its objective by investing under normal market conditions at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities.

The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities. The balance of the Fund’s assets will be invested in investment grade debt securities issued by corporations and municipalities, and mortgage and other asset backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Fund’s investment adviser (the “Adviser”). The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.

The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U. S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.

The Fund may invest in securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.

The Fund may seek to hedge the Fund’s duration by investing in options and interest rate futures contracts, but not in excess of 5% of the Fund’s net assets.

In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector. The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 2 years. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with shorter durations are typically less sensitive to changes in interest rates.

MORE ON THE FUND’S RISKS

All investments carry some degree of risk which will affect the value of the Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Fund.

Risks That Apply To The Fund:

>	Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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>	Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

>	Derivatives Risk: A Fund may incur losses from its investments in option, futures, swaps, structured debt securities and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

>	Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

>	Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>	Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

>	Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

>	Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

>	U.S. Government Securities Risk: U.S. Government agency securities in which the Fund may invest include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac are supported by the right to borrow directly from the U.S. Treasury. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law. Securities purchased by the Fund issued by Fannie Mae and Freddie Mac are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship with the objective of improving the entities’ business operations, and the Treasury has entered into a Senior Preferred Stock Purchase Agreement with each entity to ensure that each entity maintains a positive net worth. It is unclear what effect these actions will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

>	Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

>	Asset-Backed Securities Risk: Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. Asset-backed securities can have a fixed or an adjustable rate. The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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>	Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (e.g. securities guaranteed by the Government National Mortgage Association) or by its agencies, authorities, enterprises or instrumentalities (e.g. securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) which are not insured or guaranteed by the U.S. Government). Mortgage-backed securities issued by non-governmental issuers may be supported by various credit enhancements such as private insurance and may entail greater risk than obligations guaranteed by the U.S. Government. The value of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

>	Rule 144A Securities Risk — The Fund may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, the Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements.

PORTFOLIO TURNOVER

The Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. The Fund’s inception date was December 31, 2012, therefore there is no historical turnover rate to report. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by the Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings will be included in the Fund’s annual and semi-annual financial reports that are delivered to shareholders of record. Additionally, a complete portfolio holdings report will be filed quarterly with the SEC and will be available on the SEC website at www.sec.gov or upon request from an Investor Service Representative. A complete description of the Fund’s portfolio holdings disclosure policies is available in the Fund’s Statement of Additional Information.

DURATION

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Fund’s portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

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SECURITIES RATINGS

When debt securities are rated by one or more independent Nationally Recognized Statistical Rating Organizations, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated at the time of purchase within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor’s Rating Services and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services, Inc. If a debt security’s credit quality rating is downgraded after the Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted. A security will be considered investment grade if it receives one of the above ratings even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, is the Fund’s investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of September 30, 2012, the Adviser had approximately $11.9 billion in assets under management, including approximately $3.6 billion for the 11 Sit Mutual Funds.

Under Investment Management Agreement between the Fund and the Adviser (the “Agreement”), the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approving the Agreement will be available in the Fund’s Annual Report to shareholders, dated March 31, 2013. The Agreement requires the Adviser to bear all of the Fund’s expenses except interest, brokerage commissions, transaction charges, acquired fund fees and expenses and certain extraordinary expenses. The Fund pays the Adviser a monthly fee for its services. The Fund’s inception date is December 31, 2012 therefore there are no advisory fees to report.

PORTFOLIO MANAGEMENT

The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce A. Doty, Senior Vice President of Sit Fixed Income Advisors II, LLC a subsidiary of the Adviser. Roger J. Sit, Chairman, President, CEO, and Global Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.

The following table lists the individual team members that are primarily responsible for managing the Fund’s investments.

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Advisor • Industry	Past 5 Years Business Experience

Michael C. Brilley Senior Vice President	Chief Fixed-Income Officer	• Since 12/31/12 inception • 28 yrs, 8 m • 44 yrs, 11 m	Senior Vice President and Senior Fixed Income Officer of the Advisor; Director and President and Chief Fixed Income Officer of Sit Fixed Income Advisors II, LLC (“SF”).

Bryce A. Doty Vice President — Investments	Senior Portfolio Manager	• Since 12/31/12 inception • 17 yrs, 1 m • 22 yrs, 6 m	Senior Vice President and Senior Portfolio Manager of SF.

Mark H. Book Vice President — Investments	Portfolio Manager	• Since 12/31/12 inception • 12 yrs, 4m • 26 yrs, 1 m	Vice President and Portfolio Manager of SF.

Chris M. Rasmussen	Portfolio Manager	• Since 12/31/12 inception • 12 yrs, 6 m • 12 yrs, 6 m	Vice President and Portfolio Manager of SF; Fixed Income Research Analyst of SF 2008– 9/2012; Fixed Income Research Associate of SF 2005 – 2008.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

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BUYING AND SELLING SHARES

BUYING SHARES

To Open an Account

Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$5,000

Mail a completed account application and your check payable to:

Sit Mutual Funds

P. O. Box 9763

Providence, RI 02940

Certain checks and other instruments are not accepted without prior approval such as:

• third party checks

• money orders

• travel checks

• starter checks

• credit card checks

Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.

Fax a completed account application to Sit Mutual Funds at 612-342-2111 and then call us at 1-800-332-5580 for a new account number and bank wiring instructions.

Instruct your bank to wire your investment to us using the wire instructions we have provided. Your bank may charge a wire fee. Mail the original signed account application to:

Sit Mutual Funds

P.O. Box 9763

Providence, RI 02940

Note for IRA Accounts: An IRA account cannot be opened over the telephone.

You cannot open an account and make an initial purchase online.

•	Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per fund.
•	IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund.

To Add to an Account

Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$100

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check payable to:

Sit Mutual Funds

P. O. Box 9763

Providence, RI 02940

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:

• third party checks

• money orders

• travel checks

• starter checks

• credit card checks

Payment by Wire. Call us at 1-800-332-5580 to request wire instructions and instruct your bank to wire your investment to us using the wire instructions we have provided.

Payment by ACH. Call us at 1-800-332-5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

You may purchase additional shares or invest in a new Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•	Additional investments in any account must be at least $100.
•

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Fund is open.

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SELLING SHARES

To Sell Shares

Sell by Mail	Sell by Telephone	Sell Online

Mail a written request that includes:

•   account number

•   names and signatures of all registered owners exactly as they appear on the account

•   name of Fund and number of shares or dollar amount you want to sell

•   Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:

•   paid to anyone other than the registered account owners

•   paid by check and mailed to an address other than the registered address

•   sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application

•   supporting legal documents, if required (see “General Rules”)

•   method of payment (check, wire transfer, or ACH, see “General Rules”)

Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds

Call us at 1-800-332-5580 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Fund’s bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

You may sell shares online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•

Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Fund’s receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

•	By Mail: Your check will generally be mailed to the address of record within 7 days after receipt of your request.
•

By Wire: Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Fund’s bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

•	By ACH: Your bank account will generally be credited within 1 to 2 business days after receipt of your request.
•

Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

•

You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the selected Fund and send the proceeds by check or by ACH.

EXCHANGING SHARES

To Exchange Shares

Exchange by Mail	Exchange by Telephone	Exchange Online

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:

Sit Mutual Funds

P. O. Box 9763

Providence, RI 02940

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

	You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.	You may sell shares of one Sit Fund and purchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.

•	There is no cost to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.
•	Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.
•	An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.
•

You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

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ACCOUNT INFORMATION

PRICING OF FUND SHARES

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Fund will fluctuate. The Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.

The Boards of Directors have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Pursuant to the procedures, security valuations for the Fund’s investments are furnished by one or more independent pricing services that have been approved by the Fund’s Board of Directors. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale; an event occurs after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value; and debt securities that have gone into default and for which there is no current market value quotation.

A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange (“NYSE”) is open. Purchase, exchange, and sale orders received prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Fund if you call the Fund prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Fund may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Fund. The Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Fund (or their transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. The financial intermediary through which you purchase your shares may receive compensation from the Adviser or Distributor for certain administrative services.

PURCHASE RESTRICTIONS

The Fund may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Fund. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

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EXCESSIVE TRADING IN FUND SHARES

The Fund discourages excessive short-term trading that could be disruptive to the management of the Fund. When large dollar amounts are involved, the Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt the Fund’s performance and its shareholders.

The Fund may, in the Fund’s discretion, reject any purchase or exchange order from a shareholder if the Fund determines that the shareholder’s short-term trading activity is excessive. The Fund’s Boards of Directors have approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Fund monitors purchase orders and investigate orders that exceed certain thresholds and attempts to confirm that the investment is not being made for a short-term. The Fund has the right to modify the market timing policy at any time without advance notice. The Fund seeks to apply market timing policies and procedures uniformly to all shareholders. The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Fund to monitor and limit excessive short-term trading of shareholders investing in the Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify market timers or curtail their trading practices.

SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS

If your account balance in the Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

INVESTOR SERVICE FEES

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Fund. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Fund or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

MAILING OF REGULATORY DOCUMENTS

The Fund’s practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Fund and the Fund will mail separate regulatory documents to each of your individual accounts within 30 days of your call.

PRIVACY POLICY

The Fund takes its shareholders’ personal privacy seriously. In order to provide financial products and services, the Fund may collect nonpublic personal information about its shareholders from the following sources:

>	Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

11

>	Information about shareholder transactions and communications with the Fund, its affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone outside the Fund’s organization except as necessary in order to provide services to its shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non-affiliated company assisting the Fund in servicing accounts such as providing transfer agent services. To safeguard its hareholder’s personal information, the Fund insists that its service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.

The Fund restricts access to its shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to their shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third party intermediaries.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s net investment income are declared daily and paid monthly. Net investment income includes interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by the Fund. A capital gain occurs if the Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a capital gain distribution, in effect, you “buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

TAXES

Some of the tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from the Fund’s net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

The Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

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TAXES ON TRANSACTIONS

The sale or exchange of your shares in the Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans.

The Fund is available for your tax-deferred retirement plan with a $2,000 minimum initial investment and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA and SEP-IRAs. You should contact Sit Mutual Funds for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee. Account balance minimum and custodial fee amount is subject to change with a 30 day written notice.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

FINANCIAL HIGHLIGHTS

The Fund’s inception is December 31, 2012, and therefore there is no financial information to report at this time. For current information, please call 1-800-332-5580 or visit www.sitfunds.com.

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FOR MORE INFORMATION

If you have any questions about the Fund or would like more information, please contact the Fund as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“SAI”) on the Fund’s website at www.sitfunds.com or by contacting the Fund as noted below.

The SAI contains more details about the Fund and their investment policies. The SAI is incorporated in this Prospectus by reference.

The Fund’s inception date is December 31, 2012, therefore there are no annual or semi-annual reports available.

Online

www.sitfunds.com or via email at info@sitinvest.com

Telephone

(800) 332-5580

Investor Services Representatives are available Monday through Friday 7:30 to 5:30 p.m. Central Time.

Mail

Regular Mail:	Express Mail:
Sit Mutual Funds	Sit Mutual Funds
P.O. Box 9763	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

To Wire Money For A Purchase

Contact the Fund at 1-800-332-5580 for wire instructions.

Contact the SEC

You can go to the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.

For a duplicating fee, copies of such information may be obtained by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. In addition, information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission 202-942-8090 for information.

1940 Investment Company Act File Number

Sit Mutual Funds II, Inc. 811-04033

QualityIncomeFundStatPro 12-31-12

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Part B

STATEMENT OF ADDITIONAL INFORMATION

SIT MUTUAL FUNDS II, INC.:

SIT QUALITY INCOME FUND – [SYMBOL]

3300 IDS Center, 80 S. 8th Street

Minneapolis, Minnesota 55402-4130

612-334-5888

800-332-5580

www.sitfunds.com

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund’s Prospectus. Copies of the Fund’s Prospectus may be obtained from the Fund without charge by contacting the Fund by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. 8th Street, Minneapolis, Minnesota 55402-4130, by visiting the Fund’s website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated December 31, 2012, and is to be used with the Fund’s Prospectus dated December 31, 2012.

FUND BACKGROUND

Sit Mutual Funds are managed by Sit Investment Associates, Inc. (the “Adviser”). Sit Mutual Funds are comprised of twelve no-load funds. This Statement of Additional Information pertains to Sit Quality Income Fund, (the “Fund”). Four bond funds and eight stock funds within the Sit Mutual Fund family are described in three separate Prospectuses and Statements of Additional Information.

Sit Mutual Funds II, Inc., the corporate issuer of the Fund, was incorporated on May 18, 1984.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objective and investment strategies of the Fund are set forth in the Prospectus under “Fund Summary.” Set forth below are the fundamental investment restrictions and policies applicable to the Fund, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

Fundamental Investment Restrictions

The Fund is subject to the following restrictions which are fundamental.

1.

The Fund will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. The Fund has no present intention to borrow money.

2.

The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	The Fund will not purchase physical commodities or contracts relating to physical commodities.

5.	The Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.

Non-Fundamental Investment Restrictions

The	following investment restrictions of the Fund are not fundamental and may be changed by the Fund’s Board of Directors.
1.	The Fund will not invest less than 50% of its net assets in securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.
2.	The Fund will not invest in securities rated below investment grade or of comparable quality as determined by the Adviser.
3.	The Fund will not pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings.
4.	The Fund will not invest more than 5% of its net assets in futures and options on debt securities for the purpose of hedging.

ADDITIONAL	INVESTMENT POLICIES & RISKS

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser may use in managing the Fund, as well as risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy. The Fund may not invest in all of the securities or use all of the techniques described below. Additionally, the Fund may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectus and/or Statement of Additional Information, as well as the federal securities laws.

Bank Obligations

The Fund may invest in bank obligations for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Fund may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Fund may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Fund invests may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Fund’s portfolios may contain securities of foreign banks and foreign branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund that invests only in debt obligations of domestic banks.

The Fund only purchases certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Fund are generally in denominations far in excess of the dollar limitations on insurance coverage.

Commercial Paper and Other Short-Term Corporate Debt Securities

The Fund may, for temporary defensive purposes, purchase short-term corporate debt instruments that consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

United States Government Obligations

The Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The Prospectus also refers to securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These U.S. government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the Fund may purchase include the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. The U.S. Treasury is not obligated by law to provide support to all U.S. government instrumentalities and agencies, and the Fund will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the Fund’s Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Fund.

The Fund may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

U.S. Treasury Inflation-Protection Securities. One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The U.S. Government Securities Fund may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

Collateralized Mortgage Obligations (CMOs)

The U.S. Government Securities Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities. Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (“A, B, C, Z”) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Mortgage-Backed Securities

The mortgage-backed securities in which the Fund invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Fund by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA’s, are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (“FHLMC”). FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PC’s”) which represent interest in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC’s are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association (“FNMA”) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration (“FHA”) was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Fund may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities — prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

Manufactured Home Loans

The Fund may invest in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage-backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage-backed securities. See the above discussion regarding mortgage-backed securities.

Taxable Municipal Securities

The Fund may invest in taxable municipal securities issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States (which includes, for example, Puerto Rico). The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the municipal securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Generally, issues of shorter maturity and/ or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality.

The Fund may invest in taxable municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds ceased on December 31, 2010, as Congress declined to extend the provisions of the Act. As such, at the present time issuers do not have the ability to issue new Build America Bonds. Various legislative proposals to revive the Act have been introduced in Congress. As of the effective date of this Prospectus, none of the proposed legislation has been acted upon and there is no guarantee that issuers will be able to issue Build America Bonds in the future.

Because Build America Bonds are a new form of municipal financing and are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio. Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the U.S. Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the U.S. Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the U.S. Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the U.S Treasury may reduce the demand for such direct pay Build America Bonds which may, in turn, reduce market prices and cause the value of Fund shares to fall.

Futures Contracts, Options, Options on Futures Contracts

The Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. The Fund may buy and sell options on interest rate futures contracts and index futures contracts for the purpose of hedging. As a result of entering into futures contracts, no more than 5% of the Fund’s total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

The Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Fund may, from time to time, write exchange-traded call options on debt securities, but the Fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Description of Futures Contracts. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges – known as “contract markets” – approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. As an open-end investment company registered with the Securities and Exchange Commission (SEC), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-approved or staff-approves measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to “cash settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts and forward commitments that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contract and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

On February 9, 2012, the Commodities Futures Trading Commission (“CFTC”) adopted final rules that will require registered investment companies claiming exclusion from the term “commodity pool operator” to use commodity futures or commodity options contracts, or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z(1) and 151.5, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the registered investment company’s portfolio, and the aggregate net notional value of commodity futures, commodity option contracts, or swap positions not used solely for bona fide hedging purposes determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the pool’s portfolio, with the rules specifying the method of calculation. If a registered investment company can continue to represent that its operations comply with the stated requirements, it may continue to rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually going forward. If, a registered investment company previously relied on a notice of exclusion, but due to the nature of its operations cannot meet the new requirements for exemption, its investment adviser will have to register with the CFTC going forward and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Fund will comply with the new rules and Section 4.5 of the regulations under the Commodity Exchange Act generally, which limited the extent to which the Funds can commit assets to initial margin deposits and option premiums.

Risks in Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

Risks of Options. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Fund’s purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

The Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. The Fund may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Fund may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

The Fund expects that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Fund’s quality standards.

Zero Coupon Securities

The Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Illiquid Securities

The Fund may invest up to 15% of its net assets in all forms of “illiquid securities.” An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment is valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Fund’s Board of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Variable and Floating Rate Notes

The Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Investment Companies - Closed-End Funds

As a non-fundamental investment restriction, generally, the Fund may invest up to 10% of its total assets in the securities of investment companies, but not more than 5% of its assets in any one investment company. There are three types of investment companies: closed-end funds, mutual funds (i.e. open-end funds) and unit investments trusts.

The Fund may invest in closed-end funds which invest in the same types of securities in which the Fund may invest directly. Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Ratings of Debt Securities

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor’s Rating Services (“S&P”), and Fitch, Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody’s or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody’s are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. Debt securities rated below investment grade are commonly known as junk bonds. See Appendix A and B for further information about ratings.

The commercial paper purchased by the Fund will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

Diversification

As a fundamental policy, the Fund intends to operate as a “diversified” management investment company, as defined in the Investment Company Act of 1940, as amended. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, the Fund has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

Portfolio Turnover

To attain the investment objective of the Fund, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Fund and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. The Fund’s turnover rate may vary from year to year. For additional information, refer to “Taxes” and “Brokerage” below. The portfolio turnover rates for the Fund are contained in the Financial Highlights tables in the prospectus.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the Fund’s total assets. To date, the Fund has not loaned securities, and neither the Fund nor the Adviser intend to lend securities in the immediate future.

The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Fund will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, the Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If the Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Duration

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond’s yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final (“par”) payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security’s price sensitivity to interest rate changes. For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage “pass-through” securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager’s expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability

The Fund may suspend selling privileges or postpone the date of payment:

-	During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission (“SEC”);
-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

-	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Fund by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund’s shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Fund is closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of the Fund will fluctuate.

Debt securities may be valued on the basis of prices furnished by one or more pricing services when the Adviser believes such prices accurately reflect the fair market value of such securities. Such pricing services utilize electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or if the Adviser believes they are unreliable, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to: securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will materially affect net asset value, or the closing value is otherwise deemed unreliable; securities whose trading has been halted or suspended; debt securities that have gone into default and for which there is no current market value quotation; and securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Boards of Directors.

The Fund’s inception is December 31, 2012 and therefore there is no net asset value and public offering price per share for the Fund to report.

MANAGEMENT

Sit Quality Income Fund is described in this Statement of Additional Information. The Sit Mutual Funds are a family of 12 no-load mutual funds. Three Bond Funds and eight equity funds are described in separate Statements of Additional Information.

Boards of Directors

Each of the corporate issuers of the 12 Sit Mutual Funds is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Fund shall be managed by or under the direction of the Boards of Directors. The Board of Directors of each corporate issuer is comprised of the same directors. Roger J. Sit currently serves as the Chairman of the Boards and is an “interested person” of the Fund as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Fund. Sidney L. Jones currently serves as the lead independent director. The term “independent” director refers to a director who is not an “interested person” of the Fund as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the full board of directors, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of the full board meetings.

Independent directors are selected and nominated by the sitting independent directors, and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Boards of Directors consider many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Boards of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the boards’ cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Sit Mutual Funds’ service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Sit Mutual Funds seek directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Sit Mutual Funds. Each director has served on the Board for the number of years listed below, Each director’s outside professional experience is outlined below.

The Boards of Directors have established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. There were two meetings of the Audit Committee during the Fund’s last fiscal year. In addition, there were two conference calls held during the Fund’s last fiscal year for the purpose of reviewing and commenting on the draft semi-annual and annual reports to shareholders. The members of the Audit Committee include: Edward M. Giles, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Fund’s operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Boards’ oversight of risk, the Boards rely on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Boards and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Fund is set forth below. Except as noted, the business address of each director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
Interested Directors (2):
Roger J. Sit Age: 50 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel Age: 84 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
Independent Directors:
Edward M. Giles Age: 76 Director	Director since 2012.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	12	Metabolix, Inc. (1993 – present); Ventana Medical Systems, Inc. (1992 – 2008)

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
Sidney L. Jones Age: 78	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 71 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 64 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present.	12	None.
Barry N. Winslow Age: 64 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, July of 2008 to present; COO 2006 to 2007; President of the national charter, 2001 to 2006.	12	TCF Financial Corporation.
1)

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

2)

Director who is deemed to be an “interested person” of the Fund as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Director Key Experience and Qualifications Information

Roger J. Sit

Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a M.S. in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves on the boards of Convergent Capital, the Minneapolis Institute of Arts and the Minneapolis Club.

Edward M. Giles

Mr. Giles holds a B. S. degree in Chemical Engineering from Princeton University and a Master degree in Industrial Management from MIT. Mr. Giles possesses a significant record of accomplishments in the investment management industry. Currently he is Senior Vice President of Peter B. Cannell & Co., Inc., an investment adviser investing in common stocks of publicly traded companies. Prior to Peter B. Cannell, Mr. Giles was a Managing Member of GME Capital, a privately owned investment manager, and Chairman of The Vertical Group, Inc., a venture capital firm focused on the fields of medical technology and biotechnology. Mr. Giles currently serves as a member of the Board of Directors of Metabolix, Inc., a bioscience company, and Telpha, Inc,.(a spin-off of Metabolix, Inc.) and he formerly served as a member of the Board of Directors of Ventana Medical Systems, Inc., a cancer diagnostic solutions company, and as an Advisor and Advisory Director of Sit Investment Associates, Inc.

William E. Frenzel

Mr. Frenzel has been a Guest Scholar since 1991 with the Brookings Institution, a research organization located in Washington D.C. Mr. Frenzel served for 20 years in the United States House of Representatives, representing a district in the State of Minnesota, where he was a Member of the House Ways and Means Committee and its Trade Subcommittee. Mr. Frenzel was also the Congressional Representative to the General Agreement on Tariffs and Trade (GATT), the Ranking Minority Member on the House Budget Committee, and a Member of the National Economic Commission. He also served in the Minnesota Legislature for eight years. Mr. Frenzel serves as a Board Member of Sit Investment Associates, Inc., and Vice Chairman of the Eurasia Foundation. He has served as a member of several government policy committees, foundations and organizations. He served as a Board Member of the U.S.-Japan Foundation, Fellow of the Tax Foundation, Chairman of the Japan-America Society of Washington and vice chairman of the National Association of Japan-American Societies. As a guest scholar at Brookings, Mr. Frenzel has written extensively for the Brookings Review, the Institution’s quarterly journal.

Dr. Sidney L. Jones

After graduating from Utah State University, and serving as a Lieutenant in the U. S. Army, Dr. Jones earned MBA and Ph. D. degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U. S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones is currently a lecturer for the Washington Campus Consortium of 17 Universities.

Bruce C. Lueck

Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: Zephyr Management, Inc. Board of Directors; University of Minnesota Foundation Investment Advisors Board; North Carolina Symphony Foundation; Zephyr Mexico; Zephyr Aurora and Zephyr Latin America Advisory Committees. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

Donald Phillips

Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. since 2005. Prior to forming WP Global Partners he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International; seven years with Equity Group Investments; six years as the Chief Investment Officer for Ameritech Corporation; and 10 years as Director of Employee Benefits for Beatrice Companies. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow

Mr. Winslow is Vice-Chairman of TCF Financial Corporation, responsible for Wholesale Banking. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a board member of TCF and the Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the officers of the Fund is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser - 3300 IDS Center, Minneapolis, Minnesota.

Name, Age and Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 50 Chairman and President	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).
Michael C. Brilley Age: 67 Senior Vice President	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.
Debra A. Sit Age: 52 Vice President – Investments	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.
Mark H. Book Age: 49 Vice President – Investments	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Vice President and Portfolio Manager of SF.
Bryce A. Doty Age: 46 Vice President – Investments	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Senior Vice President and Senior Portfolio Manager of SF.
Paul E. Rasmussen Age: 51 Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.
Michael J. Radmer 50 South Sixth St. Minneapolis, MN 55402 Age: 67 Secretary	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Partner of the Fund’s general counsel, Dorsey & Whitney, LLP.
Carla J. Rose Age: 46 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.
Kelly K. Boston Age: 44 Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Since 12/31/12 inception of the Fund.	Staff Attorney of the Adviser; Secretary of the Distributor.

Portfolio Managers

The Fund’s investment decisions are made by a team of portfolio mangers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce A. Doty, Vice President – Investments of the U.S. Government Securities Fund.

Other Accounts Managed by Portfolio Management Team

As of March 31, 2012 fiscal year end Type of account	Total number of accounts	Total assets	Number of accounts included in total with performance based advisory fee	Assets of accounts included in total with performance based advisory fee
Michael C. Brilley
Registered investment companies	5	2,509,489,419	None	0
Other pooled investment vehicles	17	915,197,909	11	269,724,425
Other accounts	136	5,613,958,754	15	342,408,084
Total	158	9,038,646,082	26	612,132,508

Mark H. Book
Registered investment companies	2	1,503,909,734	None	0
Other pooled investment vehicles	14	858,888,182	9	220,051,561
Other accounts	83	3,605,485,404	15	342,408,084
Total	99	5,968,283,319	24	562,459,645

Bryce A. Doty
Registered investment companies	2	1,503,909,734	None	0
Other pooled investment vehicles	14	858,888,182	9	220,051,561
Other accounts	83	3,602,674,050	15	342,408,084
Total	99	5,965,471,966	24	562,459,645

Chris M. Rasmussen
Registered investment companies	0	0	None	0
Other pooled investment vehicles	0	0	None	0
Other accounts	0	0	None	0
Total	0	0	None	0

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Fund.

Compensation of Investment Professionals

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Fund receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (including the primary benchmark of the Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of the Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Fund Shares Owned by Portfolio Management Team

The fiscal year end of the Fund is March 31st. Since the Fund’s inception is December 31, 2012, there is no ownership of the Fund by any member of the portfolio management team as of the most recent fiscal year end.

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Sit Family of Funds for which he is a Board member, as of the most recent calendar year end, December 31, 2011.

Name of Director	U.S. Government Securities Fund	Tax- Free Income Fund	MN Tax- Free Income Fund	Quality Income Fund (2)	Aggregate Dollar Range of Equity Securities in the 11 Sit Mutual Funds
Roger J. Sit (1)	Over $100,000	$1 - $10,000	Over $100,000	None	Over $100,000
William E. Frenzel (1)	None	Over $100,000	None	None	Over $100,000

Edward M. Giles	None	None	None	None	None
Sidney L. Jones	Over $100,000	None	None	None	Over $100,000
Bruce C. Lueck	Over $100,000	None	None	None	Over $100,000
Donald W. Phillips	None	None	None	None	Over $100,000

Barry N. Winslow	None	None	None	None	None
1)	Director who is deemed to be an “interested person” of the Fund as that term is defined by the Investment Company Act of 1940.
2)	The Fund’s inception is December 31, 2012, and therefore there is no ownership of the Fund by any member of the Board of Directors as of the most recent calendar year end.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund. Information provided is as of December 31, 2011.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Sidney L. Jones	—	—	—	—	—
Edward M. Giles	Edward M. Giles IRA #2	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$176,531	2.4%
Bruce C. Lueck	—	—	—	—	—
Donald W. Phillips	National Financial Services FBO Donald W. Phillips (IRA)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$206,020	2.8%
	National Financial Services FBO Donald W. Phillips (Profit Sharing Plan)	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$33,531	0.5%
Barry N. Winslow	—	—	—	—	—
1)	Sit Investment Associates, Inc., holds Class A and Class B Membership Interests in the Fund.
2)	Membership interest in Limited Liability Company.

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from all eleven of the Sit Mutual Funds for the fiscal year ended March 31, 2012. The Fund’s inception is December 31, 2012, so it paid no director compensation for the fiscal year March 31, 2012. The Sit Funds as a group paid each Director, who is not also an officer, an annual fee of $30,000, $2,500 for each meeting attended, and provided reimbursement for travel and other expenses. Each Director that is a member of the Sit Funds’ Audit Committee was paid $1,000 for each Audit Committee meeting attended. The Audit Committee Chairman is paid a $3,750 chairman fee, and the Lead Independent Director is paid a $3,750 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Giles, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Mr. Fagan resigned as Director on January 31, 2012. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Fund’s expenses, including fees paid to the Directors. (See discussion under “Investment Adviser” below.) Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation For Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
John P. Fagan (1)	$2,500	None	None	$27,500
William E. Frenzel	3,682	None	None	40,500
Edward M. Giles (2)	682	None	None	7,500
Sidney L. Jones	4,545	None	None	50,000
Bruce C. Lueck	3,864	None	None	42,500
Donald W. Phillips	3,864	None	None	42,500
Barry N. Winslow	3,864	None	None	42,500
1)	Mr. Fagan resigned as Director on January 31, 2012.
2)	Mr. Giles was elected Director at the February 19, 2012 Boards of Directors meeting.

Code of Ethics

The Fund and its investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”) was incorporated in Minnesota on July 14, 1981 and has served as the Fund’s investment adviser since the inception of each Fund pursuant to Investment Management Agreements.

Terms Common to All Funds’ Investment Management Agreements

The Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

Under the Investment Management Agreement the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to .90% of the average daily net assets of the Fund. However, under the Fund’s Agreement, the Adviser has agreed to bear all of the Fund’s expenses, except for extraordinary expenses (as designated by a majority of the Fund’s disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

The Fund’s inception is December 31, 2012, and therefore there are no investment management fees and other expensed paid by the Fund to be reported as of the date of this Statement of Additional Information.

Approval of Investment Management Agreement

At their joint meeting held on October 29, 2012, the Boards of Directors of the Sit Mutual Funds unanimously approved the inclusion of the Fund in the investment management agreements entered into by and between Sit Investment Associates, Inc. and Sit Mutual Funds II, Inc. dated November 1, 1992.

DISTRIBUTOR

Sit Mutual Funds II, Inc., on behalf of the Fund, has entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as the Fund’s principal underwriter. Securities markets the Fund’s shares only to certain institutional investors and all other sales of the Fund’s shares are made by the Fund. The Adviser pays all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. The Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Fund.

BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for the Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Fund. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that the Fund will affect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Fund or the Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. (“CIS”), and Autranet, Inc. (“AI”), unaffiliated registered broker-dealers. All transactions placed with CIS and AI are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, analytical and investment research information, resources from Egan-Jones Rating Company, Fitch Ratings, Moody’s Investors Service Inc., Municipal Market Data, Standard & Poor’s Rating Services, Bloomberg, L.P., Institutional Investor, Pattern Recognition Research Inc., and Stone & McCarthy Research Associates.

Investment decisions for the Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Fund or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to the Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

The Fund’s inception is December 31, 2012, and therefore there are no brokerage commissions to be reported as of the date of this Statement of Additional Information.

PROXY VOTING

The corporate issuer of the Fund’s shares has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Boards of Directors has adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Fund in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Fund’s compliance with the policies.

Complete portfolio holdings are included in the Fund’s annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Fund’s reports are available on the Fund’s website. The Fund files their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Fund’s reports and Forms N-Q are available free on the EDGAR Database on the SEC’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-551-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. A copy of the report may be obtained by contacting an Investor Service Representative.

The Fund’s Chairman and the Global Chief Investment Officer of Sit Investment Associates, Inc. (“SIA”) (the Fund’s investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Fund; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Fund provides a report of the disclosure to the Boards of Directors at the Boards’ next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Fund’s service providers, including the Adviser and Sub-Adviser, the Fund’s auditor, counsel, accountant, transfer agent, proxy voting service provider or custodian, who require access to such information in order to fulfill their contractual duties to the Fund.

Information regarding the Fund’s aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in the Fund’s quarterly portfolio holdings report.

The Fund, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons owned of record or beneficially 5% or more of the respective Fund’s outstanding shares as of December 31, 2012:

Person	Record Only	Beneficially Only	Of Record & Beneficially

Sit Investment Associates, Inc.	XX%

Sit Fixed Income Advisors II, LLC	XX%

As of December 31, 2012, the officers and directors of the Fund, as a group, owned less than 1% of the Fund.

TAXES

The Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code; determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities, or currency, and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund’s total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

The Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares.

When shares of the Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution.

Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

For taxable years beginning after December 31, 2012, current law provides for a new Medicare contribution tax on certain individuals, estates and trusts. The tax is imposed at a rate of 3.8% of the “net investment income” of certain individuals and the “undistributed net investment income” of certain estates and trusts, in each case where their “modified adjusted gross income” or “adjusted gross income” exceeds certain threshold amounts. Among other items, “net investment income” generally includes interest, dividends, and taxable net gain from the disposition of investment property, less certain associated deductions. Net investment income generally would include dividends paid by the Fund and gain on the disposition of shares of the Fund. Shareholders are advised to consult their own tax advisers with respect to the new Medicare tax.

If the Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, except with respect to tax-exempt securities, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Furthermore, if the Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or U.S. Treasury inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their own tax advisers regarding their particular tax circumstance.

CAPITALIZATION AND VOTING RIGHTS

The corporate issuer of the Fund’s shares is organized as a Minnesota corporation. The Fund’s corporate issuer has only one class of shares — common shares. The corporate issuer of the Fund (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series: Series A Common Shares, which represent shares of Tax-Free Income Fund; Series B Common Shares, which represent shares of Minnesota Tax-Free Income Fund; and Series E Common Shares, which represent shares of the Fund. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of the Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of the Fund. The shares of the Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Fund is not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Fund to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS

The Fund’s inception is December 31, 2012, and therefore there is no financial information to report at this time. For current information, please call 1-800-332-5580 or visit www.sitinvest.com.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants

BNY Mellon Investment Servicing Trust Company, One Wall Street, New York, NY 10286, acts as custodian of the Fund’s assets and portfolio securities; BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581, is the Transfer Agent for the Fund; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402, is the General Counsel for the Fund; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Fund’s independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

The Directors of the Fund are governed by Minnesota law. Under Minnesota law, each director of the Fund owes certain fiduciary duties to the Fund and to their shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

APPENDIX A     Bond and Commercial Paper Ratings

BOND RATINGS
Moody’s Investors Service, Inc.
Rating	Definition
Aaa	Judged to be the best quality, carry the smallest degree of investment risk .
Aa	Judged to be of high quality by all standards.
A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa	Medium grade obligations. Lack outstanding investment characteristics.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s
Rating	Definition
AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest.
AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
A

Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through B. The indicators show relative standing within the major rating categories.
Fitch Ratings
Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS

Moody’s

Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor’s Corporation. The modifier “+” indicates that the security is in the higher end of this rating category.

Fitch Ratings

F-1+                     Exceptionally strong credit quality.

F-1                       Strong credit quality.

APPENDIX B      Municipal Bond, Note and Tax-Exempt Commercial Paper Ratings

Municipal Bond Ratings
Standard & Poor’s:
Rating	Definition
AAA	Highest rating; extremely strong security.
AA	Very strong security; differs from AAA in only a small degree.
A	Strong capacity but more susceptible to adverse economic effects than two above categories.
BBB	Adequate capacity but adverse economic conditions more likely to weaken capacity.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through B. The indicators show relative standing within the major rating categories.
Moody’s Investors Services, Inc.:
Rating	Definition
Aaa	Best quality; carry the smallest degree of investment risk.
Aa	High quality; margins of protection not quite as large as the Aaa bonds.
A	Upper medium grade; security adequate but could be susceptible to impairment.
Baa	Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Fitch Ratings:
Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Municipal Note Ratings
Standard & Poor’s:
Rating	Definition
SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.

Moody’s Investors Service, Inc.:
Rating*	Definition
MIG 1	Best quality.
MIG 2	High quality.
MIG 3	Favorable quality.
MIG 4	Adequate quality.

*  A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody’s with the use of the symbols VMIG1 through VMIG4.

Tax-Exempt Commercial Paper Ratings
Standard & Poor’s:
Rating	Definition
A-1+	Highest degree of safety.
A-1	Very strong degree of safety.
Moody’s Investors Service, Inc.:
Rating	Definition
Prime 1(P-1)	Superior capacity for repayment.

QualityIncomeFundSAI 12-31-12

Part C

Other Information

Item 28.	Exhibits

(a)	Articles of Incorporation

To be filed by amendment.

(b)	Bylaws

To be filed by amendment.

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Advisory Contract

To be filed by amendment.

(e)	Underwriting Contracts

To be filed by amendment.

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreement

To be filed by amendment.

(h.1)	Other Material Contracts: Transfer Agency and Services Agreement

To be filed by amendment.

(h.2)	Other Material Contracts: Accounting Services Agreement

To be filed by amendment.

(h.3)	Other Material Contracts: Administrative Services Agreement

To be filed by amendment.

(i)	Legal Opinion

To be filed by amendment.

(j)	Other Opinion: Consent of KPMG LLP

Not applicable.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreements: Letter of Investment Intent

To be filed by amendment.

(m)	Rule 12b-1 Plan

Not applicable.

(n)	Rule 18f-3 Plan

Not applicable.

(o)	Reserved.

(p)	Code of Ethics

Incorporated by reference to Post-Effective Amendment No. 34 to the Fund’s Registration Statement.

(q)	Power of Attorney

Incorporated by reference to Post-Effective Amendment Nos. 37 and 43 to the Fund’s Registration Statement.

Item 29.	Persons Controlled by or Under Common Control with Registrant

See the section of the Prospectus entitled “Investment Adviser” and the section of the Statement of Additional Information entitled “Investment Adviser.”

Item 30.	Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;
(b)	acted in good faith;
(c)	received no improper personal benefit;
(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 31. Business and other Connections of Investment Adviser

Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser. Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Frederick Adler	Director of the Adviser; Of Counsel, Fulbright & Jaworski, 666 5th Avenue, New York, NY 10103

William Frenzel	Director of the Adviser; Director of the Sit Mutual Funds; Senior Visiting Scholar at the Brookings Institution, 1775 Massachusetts Avenue N.W., Washington, D.C. 20036

Ralph Strangis	Director of the Adviser; Partner, Kaplan, Strangis & Kaplan, 90 South 7th Street, Suite 5500, Minneapolis, MN 55402

Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; President, Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Michael C. Brilley	Senior Vice President and Senior Fixed Income Officer of the Adviser; President and Chief Fixed Income Officer of SF.

Kent L. Johnson	Senior Vice President - Research & Investment Management of the Adviser

Denise A. Anderson	Vice President – Research & Investment Management of the Adviser

Debra K. Beaudet	Vice President - Staff Operations of the Adviser

(continued)

Name	Business and Employment During Past Two Years; Principal Business Address
John M. Bernstein	Vice President – Research & Investment Management of the Adviser

David A. Brown	Vice President – Research & Investment Management of the Adviser

Joe R. Eshoo	Vice President – Research & Investment Management of the Adviser

Tasha M. Murdoff	Vice President – Research & Investment Management of the Adviser

Mark A. Pepper	Vice President – Research & Investment Management of the Adviser

Paul E. Rasmussen

Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose	Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Debra A. Sit	Vice President - Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.

Raymond E. Sit	Vice President – Research & Investment Management of the Adviser

Robert W. Sit	Vice President - Research & Investment Management of the Adviser

Ronald D. Sit	Vice President - Research & Investment Management of the Adviser

Michael J. Stellmacher	Vice President - Research & Investment Management of the Adviser

Item 32. Principal Underwriters

The Distributor for the Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of the Registrant.

Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; President, Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Paul E. Rasmussen	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of the Sit Mutual Funds.

(continued)

Name	Business and Employment During Past Two Years; Principal Business Address
Carla J. Rose	Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of the Sit Mutual Funds.

Item 33. Location of Accounts and Records

The Custodian for the Registrant is BNY Mellon Investment Servicing Trust Company, One Wall Street, New York, NY 10286. The Transfer Agent for each Registrant is BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581. Other books and records are maintained by the Adviser, Sit Investment Associates, Inc., which is located at 3300 IDS Center, Minneapolis, MN 55402.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 10th day of October, 2012.

SIT MUTUAL FUNDS II, INC. (Registrant)

By	/s/ Roger J. Sit
Roger J. Sit, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit	Dated: October 10, 2012
Roger J. Sit, Chairman
(Principal Executive Officer)

/s/ Paul E. Rasmussen	Dated: October 10, 2012
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

William E. Frenzel, Director*

Edward M. Giles, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director*

/s/ Roger J. Sit	Dated: October 10, 2012
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney previously
filed with the Commission